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                          VARIABLE ANNUITY ACCOUNT ONE
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

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                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 1, 1999

         On July 29, 1999, Anchor National's and Anchor Series Trust's (the "Trust") Substitution Application ("Application") was granted by the Securities and Exchange Commission ("SEC") to allow:

o Shares of the Fixed Income Portfolio to be replaced with shares of the Government and Quality Bond Portfolio; and

o Shares of the Foreign Securities Portfolio to be replaced with shares of the Strategic Multi-Asset Portfolio (the Fixed Income Portfolio and Foreign Securities Portfolio are referred to as "Replaced Portfolios" and the Government and Quality Bond Portfolio and Strategic Multi-Asset Portfolio are referred to as the "Substituted Portfolios").

         Anchor National and the Trust are in agreement that the substitution is in the best interest of shareholders. Anchor National believes that the Substituted Portfolios are appropriate replacements because:

o The Government and Quality Bond Portfolio has a similar investment objective to the Fixed Income Portfolio, invests in the same type of fixed income securities and generally has had better performance and lower investment expenses; and

o The Strategic Multi-Asset Portfolio has a similar investment objective to the Foreign Securities Portfolio, generally invests a portion of its assets in foreign securities and in general, has had better performance and a similar expense ratio. As a result of the substitution the expense ratio may even decline if there is a large influx of assets.


         Anchor National accomplished the substitution by redeeming shares of the Replaced Portfolios and simultaneously purchasing shares of the Substituted Portfolios at the close of business on August 6, 1999 ("Substitution Date"). The substitution will not cause a change in a Contract Owner's contract value or death benefit. Anchor National will assume all costs and expenses associated with the substitution.

         Contract Owners invested in either of the Replaced Portfolios will be mailed a notice of the substitution by August 12, 1999. For a period of thirty-one (31) days from mailing of the notice, Contract Owners may transfer all assets in the Substituted Portfolio to any other investment option, without incurring any transfer fee or otherwise having the transfer count towards the maximum free transfers per contract year. Transfers after that thirty-one (31) day period will be subject to the standard contract provisions as discussed in the prospectus.

The following language is added to page 24 of the prospectus as the second paragraph under Administration:

         During the accumulation phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the Automatic Payment Plan or a salary reduction arrangement, may also be confirmed quarterly.
         For all other transactions, we send confirmations immediately.

         During the accumulation and income phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.



August 9, 1999